OMNIBUS AMENDMENT

This Omnibus Amendment (this “Amendment”), dated as of November 28, 2008, is entered into by and among Incentra Solutions, Inc. (f/k/a Front Porch Digital, Inc.) a Nevada corporation (the "Company"), and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for each of Valens Offshore SPV I, Ltd., a Cayman Islands Company (“Valens Offshore”) and PSource Structured Debt Limited, a Guernsey company (“PSource” and, together with the Agent and Valens Offshore, the “Holders” and each, a “Holder”) for the purpose of amending that certain Secured Term Note, dated as of July 31, 2007, issued by the Company to Calliope Capital Corporation (“CCC”) and subsequently assigned in full to each of Valens Offshore and PSource (as amended, modified or supplemented from time to time, the “Term Note”).  Reference is also made to that certain Securities Purchase Agreement, dated as of July 31, 2007 by and among the Company and CCC (as amended, modified or supplemented from time to time, the “Purchase Agreement” and, together with the Term Note and the Related Agreements referred to in the Purchase Agreement, the “Documents”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Documents, as applicable.

WHEREAS, the Company and each Holder have agreed to make certain changes to the Term Note as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           The Term Note is hereby amended by deleting Section 1.3 in its entirety and replacing said Section 1.3 with the following new Section 1.3:

“1.3           Principal Payments.  Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the “Principal Amount”) shall be made in cash by the Company on February 1, 2008 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an “Amortization Date”).  Commencing on the first Amortization Date, the Company shall make monthly payments to the Holder on each Amortization Date, each such payment in the amount of $285,714.28 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Purchase Agreement and/or any other Related Agreement (collectively, the “Monthly Amount”), provided, that however, the Monthly Amount payable on the Amortization Dates for the months of December 2008, January 2009, February 2009, March 2009, April 2009 and May 2009 shall be in the reduced amount of $142,857.14.  Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.”

2.           The Company hereby agrees to pay to the Agent the aggregate sum of $300,000 as additional interest (“Additional Interest”) with respect to the outstanding principal amount evidenced by the Term Note. The Additional Interest shall be deemed fully earned on the date hereof and shall be paid ratably to the Holders of the Term Note ($273,750.00 to Valens Offshore, $26,250.00 to PSource) at such time as the Company is required to repay all of the outstanding principal balance evidenced by the Term Note, as amended hereby, whether at the Maturity Date, upon acceleration, prepayment or otherwise (the “Additional Interest Payment Date”).  The parties hereby agree that the fair market value of the Additional Interest (as reasonably determined by the parties) to be received by the Holders on the Additional Interest Payment Date is hereby designated as additional interest.  The parties hereto further agree to file all applicable tax returns in accordance with such characterizations set forth above, treating each obligation to each Holder as a separate obligation, and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization.  Notwithstanding the foregoing, nothing contained in this paragraph shall, or shall be deemed to, modify or impair in any manner whatsoever the Company’s obligations from time to time owing to the Holders under the Term Note.

3.           This Amendment shall be effective as of the date first written above (the “Amendment Effective Date”) on the date when (i) the Company and each Holder shall have executed this Amendment and (ii) the Company shall have delivered to Agent its respective counterpart to this Amendment.

4.           Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

5.           The Company hereby represents and warrants to the Holders that as of the date hereof, both before and after giving effect to this Amendment, (i) no Event of Default exists and is continuing and (ii) all representations, warranties and covenants made by the Company in connection with the Documents are true, correct and complete and (iii) on the date hereof, all of the Company’s covenant requirements have been met. The Company hereby agrees to, no later than five days after the date hereof, file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment (the “8-K”) on the date hereof.

6.           From and after the Amendment Effective Date, this Amendment shall constitute a “Related Agreement” for all purposes of the Purchase Agreement and the Related Agreements referred to in the Purchase Agreement, as each are amended, modified or supplemented from time to time.

7.         This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, the Company and each Holder has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

INCENTRA SOLUTIONS, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Chief Corporate Development Officer and Treasurer

LV ADMINISTRATIVE SERVICES, INC. as Agent

By:	\s\ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signer

VALENS OFFSHORE SPV I, LTD. By: Valens Capital Management, LLC, its investment manager

By:	\s\ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signer

PSOURCE STRUCTURED DEBT LIMITED By: PSource Capital Limited, its investment consultant

By:	\s\ John Gilfilian
Name: John Gilfilian
Title: Director

ACKNOWLEDGED BY:

MANAGEDSTORAGE INTERNATIONAL, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS INTERNATIONAL, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS OF CALIFORNIA, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

NETWORK SYSTEM TECHNOLOGIES, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHWEST, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHEAST, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

SALES STRATEGIES, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary